         THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT AS PROVIDED HEREIN.

         VOID AFTER 5:00 P.M., LOS ANGELES, CALIFORNIA TIME, ON OCTOBER 9, 2007, OR, IF NOT A BUSINESS DAY AS DEFINED HEREIN, AFTER 5:00 P.M., PACIFIC TIME, ON THE NEXT FOLLOWING BUSINESS DAY.

NO. W-17                                                     WARRANT TO PURCHASE
                                                             2,100,000 SHARES OF
                                                                    COMMON STOCK
                                                         (SUBJECT TO ADJUSTMENT)


                               WARRANT TO PURCHASE
               COMMON STOCK OF LODGENET ENTERTAINMENT CORPORATION

         This certifies that, for value received, Hilton Hotels Corporation, a Delaware corporation or any person or entity to whom Hilton Hotels Corporation or its assignees has assigned (in whole or in part) its rights in compliance with the terms hereof (the "Warrant Holder") is entitled to purchase from LodgeNet Entertainment Corporation, a Delaware Corporation (the "Company"), subject to the terms and conditions hereof at any time at or before 5:00 p.m., Pacific Time on October 9, 2007 (or, if such day is not a Business Day, as defined herein, at or before 5:00 p.m., Pacific Time, on the next following Business Day), two million one hundred thousand (2,100,000) fully paid and non-assessable shares of Common Stock, $0.01 par value per share, of the Company (the "Common Stock") at an exercise price per share of $20.437 (the "Warrant Price"). The Warrant Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment as provided below.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1         DEFINITIONS

         1.1 The term "Business Day" as used herein shall mean a day on which the New York Stock Exchange is open for business.

         1.2 The term "Warrant Price" as used herein means, at any time, the exercise price as such price may be adjusted from time to time pursuant to Sections 2 and 3.

         1.3 The term "Expiration Date" as used herein means 5:00 p.m., Pacific time, on October 9, 2007, except if extended as provided in Section
2.2 hereof it shall mean the latest date and time on which this Warrant may be exercised.

         1.4 The term "Issuance Date" as used herein means the date this Warrant is issued by the Company to the Warrant Holder.

         1.5 The term "Master Services Agreement" as used herein means that certain Master Services Agreement dated of even date herewith by and between the Company and Warrant Holder. This Warrant is being delivered in connection with and in partial consideration for the execution by Warrant Holder of the Master Services Agreement.

         1.6 The term "Warrants" as used herein means this Warrant and all warrants of like tenor (together evidencing the right to purchase an aggregate of up to two million one hundred thousand (2,100,000) shares of Common Stock as such number may be adjusted from time to time pursuant to Sections 2 and 3).

         1.7 The term "Warrant Shares" as used herein means the shares of Common Stock or other securities deliverable or delivered upon exercise of this Warrant.

SECTION 2         DURATION AND EXERCISE OF WARRANT

         2.1 VESTING OF SHARES. Warrant Holder shall be entitled to purchase up to two million one hundred thousand (2,100,000) shares of Common Stock pursuant to the terms of this Warrant, subject to increase as set forth in Section 2.2 below. This Warrant shall be immediately vested and fully exercisable with respect to one million five hundred thousand (1,500,000) shares of Common Stock upon the Issuance Date of this Warrant. This Warrant shall continue to vest from the Issuance Date through and including October 9, 2005, with respect to the remaining six hundred thousand (600,000) shares of Common Stock (a) on a cumulative basis at a rate equal to three (3) Warrant Shares for each net new room subject to the property agreement attached as Exhibit A to the Master Services Agreement with respect to Licensed Hotels (as defined therein) ("Property Agreement") and (b) in full with respect to all unvested Warrant Shares in the event (i) the Master Services Agreement is terminated pursuant to Section 20.1 thereof, or (ii) upon a Change of Control of the Company (as defined in Annex 1 and incorporated by reference hereby), such that in either case (each, a "Full Vesting Event"), the Warrant shall be immediately vested and fully exercisable as to all of the Warrant Shares.

         2.2 ADDITIONAL WARRANT SHARES. From and after the date upon which the 2,100,000 Warrant Shares become fully vested and exercisable, unless the Warrant Shares become fully vested and exercisable as a result of a Full Vesting Event, in which case, from and after the date upon which the Warrant Shares would have become fully vested and exercisable pursuant to
Section 2.1(a) above, if a Fully Vested Event had not occurred (the "Additional Vesting Date"), Warrant Holder shall be entitled to purchase up to an additional three hundred fifty thousand (350,000) shares (the "Additional Warrant Shares") as follows. The Additional Warrant Shares shall vest and become exercisable on a cumulative basis at a rate equal to 5.25 Warrant Shares for each net new room subject to the Property Agreement in excess of the number of rooms subject to the Property Agreement as of the Additional Vesting Date. The Warrant Price for the Additional Warrant Shares shall be obtained by taking the volume weighted arithmetic mean over a period of twenty (20) consecutive trading days ending on the second trading day prior to the Additional Vesting Date of the average, on each such trading day, of the high and low sales prices of shares of Common Stock.

         2.3     EXERCISE OF WARRANT. Subject to the provisions of Sections
2.1 and 2.2 hereof, this Warrant may be exercised at any time at or before 5:00 p.m., Pacific Time, on the Expiration Date (or, if such day is not a Business Day, at or before 5:00 p.m., Pacific Time, on the next following Business Day).

                  (a) BY CASH. The Warrant Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant with the form of exercise attached hereto duly executed, to the Company at its corporate office in Sioux Falls, South Dakota, together with the full Warrant Price for each share of Common Stock to be purchased in lawful money of the United States, or by check to the order of the Company, or by funds wired to an account as specified by the Company, or by cancellation of indebtedness of the Company to Warrant Holder, or by a combination of any of the foregoing, and upon compliance with and subject to the conditions set forth herein.

                  (b) NET ISSUANCE EXERCISE. Notwithstanding anything to the contrary contained in Section 2.3(a), if the current fair market value of a Warrant Share is greater than the Warrant Price (as of the date of surrender of this Warrant at the principal office of the Company together with the Warrant Holder's notice of its election to exercise this Warrant), the Warrant Holder may elect to exercise this Warrant in whole or in part by receiving Warrant Shares equal to the value (as determined below) of this Warrant, or any part hereof, upon surrender of the Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Warrant Holder a number of shares of Common Stock computed using the following formula:

                           X  =     Y(A-B)
                                    ------
                                       A

         Where:            X  =     the number of Warrant Shares to be issued to
                                    the Warrant Holder

                           Y = the number of Warrant Shares with respect to which this Warrant is being exercised

                           A = the current fair market value of one share of Common Stock calculated as of the last trading day immediately preceding the exercise of this Warrant

                           B  =     the Warrant Price

         As used herein, current fair market value of Common Stock as of a specified date shall mean with respect to each share of Common Stock the average of the closing prices of the Company's Common Stock sold on all securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on such day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 p.m., New York City time, or, if on such day the Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked price on such day in the domestic over-the-counter market as reported by the

National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of twenty-one (21) days consisting of the day as of which the current fair market value of Common Stock is being determined and the twenty (20) consecutive Business Days prior to such day. If on the date for which current fair market value is to be determined the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of Common Stock shall be the highest price per share which the Company could then obtain from a willing third party buyer for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless prior to such date the Company has become subject to a reorganization, merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share thereof pursuant to the Company's reorganization, merger, acquisition or consolidation.

         2.4 ISSUANCE OF WARRANT SHARES. Upon receipt of this Warrant with the form of exercise duly executed and accompanied by payment of the aggregate Warrant Price for the shares of Common Stock for which this Warrant is then being exercised, the Company will cause to be issued certificates for the total number of whole Warrant Shares (as provided in Section 4.4 hereof) for which this Warrant is being exercised in such denominations as are required for delivery to the Warrant Holder, and the Company shall deliver thereupon such certificates to the Warrant Holder.

         2.5 PARTIAL EXERCISE. In case the Warrant Holder shall exercise this Warrant with respect to less than all of the shares of Common Stock that may be purchased under this Warrant, the Company will execute a new Warrant substantially in the form of this Warrant for the balance of the shares of Common Stock that may be purchased upon exercise of this Warrant and deliver such new Warrant to the Warrant Holder.

         2.6 TRANSFER TAXES. The Company covenants and agrees that it will pay when due and payable any and all transfer taxes which may be payable in respect of the issue of this Warrant, or the issue of any Warrant Shares upon the exercise of this Warrant.

         2.7 RESTRICTIONS ON TRANSFER. Unless the issuance of the Warrant Shares shall have been registered under the Securities Act of 1933, as amended (the "1933 Act"), as a condition of its delivery of certificates for the Warrant Shares or upon the split-up, combination, exchange, transfer or loan of the Warrant, the Company may require the registered holder (the "Holder") of Warrants and/or Warrant Shares (including the transferee of the Warrant in whose name the Warrant Shares are to be registered) to deliver to the Company, in writing, representations regarding the Holder's sophistication, investment intent, acquisition for its own account and such other matters as are reasonable and customary for purchasers of securities in an unregistered private offering. The Company may place conspicuously upon each new Warrant and upon each certificate representing the Warrant Shares a legend substantially in the following form, the terms of which are agreed to by the Holder (including each transferee):

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN

         REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAW. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH SALE, TRANSFER, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

Subject to the foregoing transfer restrictions set forth in this Section 2.7, this Warrant is transferable, in whole or in part, on the books of the Company, upon surrender of this Warrant to the Company, together with a written assignment duly executed by the Holder.

         Notwithstanding the foregoing, the restrictions imposed upon the transferability of this Warrant and the Warrant Shares shall cease and terminate as to this Warrant or any particular shares of capital stock when
(i) such Warrant or Warrant Shares shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration, or (ii) evidence reasonably satisfactory to the Company, that such restrictions are no longer required in order to ensure compliance with the 1933 Act. If and whenever the restrictions imposed hereunder shall terminate as to this Warrant (or to any Warrant Shares) as hereinabove provided, as promptly as practicable upon the request of Warrant Holder (or stockholder, as applicable) and at the Company's expense, Warrant Holder may and the Company shall cause to be stamped or otherwise imprinted upon such Warrant or such Warrant Shares a legend in substantially the following form:

         THE RESTRICTIONS ON THE TRANSFERABILITY OF [THIS] [THESE] [WARRANT] [SECURITIES] TERMINATED ON ____________________, 20___, AND ARE OF NO FURTHER FORCE OR EFFECT.

         Any Warrant issued upon the split-up, combination, exchange, substitution, transfer or loan of the Warrant entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed hereunder shall terminate as to any Warrant or as to any Warrant Shares, as hereinabove provided, the holder thereof shall be entitled to receive from the Company without expense, a new Warrant or new Warrant Shares not bearing the restrictive legend set forth hereon or above, respectively.

         2.8 PERMITTED TRANSFERS. Notwithstanding anything in this Warrant to the contrary, subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder and all Warrant Shares issuable on the exercise hereof are freely transferable, in whole or in part, and without the requirement of an opinion of counsel or any other evidence of compliance with securities laws (except as set forth under (i) herein), (i) to any parent, subsidiary or affiliate (as defined in Rule 405 of the 1933 Act) of Warrant Holder as evidenced by an officer's certificate signed by an officer of Warrant Holder, and (ii) to any successors or assigns in connection with any merger, sale of substantially all of Warrant Holder's assets, reorganization, or similar event or to an affiliate of such assignee or successor, in each case without charge to the Warrant Holder and without the requirement of an opinion of counsel or any other evidence of compliance with securities laws upon surrender of this Warrant and execution of the assignment in the form attached. Notwithstanding the foregoing, the Warrant Holder shall not transfer this Warrant to On Command Corporation or Liberty Media Corporation without the prior written consent of the Company; provided, however, that such restriction shall not apply to the Warrant Shares.

SECTION 3         ADJUSTMENT OF SHARES OF COMMON STOCK PURCHASABLE AND OF
                  WARRANT PRICE

         3.1 STOCK DIVIDEND OR DISTRIBUTION. In the event the Company shall issue any shares of Common Stock as a stock dividend or distribution to the holders of Common Stock, or subdivide the outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall be decreased proportionately concurrently with the effectiveness of such stock dividend, stock distribution or subdivision.

         3.2 COMBINATION OR CONSOLIDATION. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock the Warrant Price then in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

         3.3 OTHER RECLASSIFICATION OR CAPITAL REORGANIZATION. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock (other than a subdivision or combination of shares provided for above), or in case of any consolidation or merger of the Company with or into another company (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), or in case of any sale or conveyance to another company of stock, assets or the property of the Company as, or substantially as, an entirety, the Company shall cause effective provision to be made so that each holder of a Warrant then outstanding shall have the right thereafter, by exercising such Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 3.3. The foregoing provisions shall apply similarly to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances. Notwithstanding the foregoing, in the event of an Acquisition for Cash (as defined below) whereby the purchase price per share in such transaction is equal to or less than the Warrant Price, then upon the closing of such Acquisition for Cash, the Company shall pay Warrant Holder the following amounts in immediately available funds: (a) if the Acquisition for Cash occurs during the first year after the Issuance Date, the Company shall pay Warrant Holder the sum of Ten Million Dollars ($10,000,000); (b) if the Acquisition for Cash occurs during the second year after the Issuance Date, the Company shall pay Warrant Holder the sum of Eight Million Dollars ($8,000,000); (c) if the Acquisition for Cash occurs during the third year after the Issuance Date, the Company shall pay Warrant Holder the sum of Six Million Dollars ($6,000,000); (d) if the Acquisition for Cash occurs during the fourth year after the Issuance Date, the Company shall pay Warrant Holder Four Million Dollars ($4,000,000); and (e) if the Acquisition for Cash occurs during the fifth year after the Issuance Date, the Company shall pay Warrant Holder the sum of Two Million Dollars ($2,000,000). For these purposes, an "Acquisition for Cash" means any sale, transfer or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, merger or sale of stock, in a transaction or series of transactions where the holders of the Company's securities before the transaction beneficially own less than fifty percent (50%) of the outstanding voting securities of the surviving entity after the transaction and such holders receive cash consideration in connection with such transaction.

         3.4 PROCEDURE FOR ADJUSTMENT. After each adjustment of the Warrant Price pursuant to this Section 3, the Company will promptly prepare, within thirty (30) days of the event requiring the adjustment, a certificate signed by the Chairman or President, and by the Chief Financial Officer or an Assistant Chief Financial Officer or the Secretary or an Assistant Secretary, of the Company, and by a firm of independent public accountants of recognized standing (who may be the regular auditors of the Company) setting forth: (i) the Warrant Price as so adjusted; (ii) the number of Warrant Shares purchasable upon exercise of each Warrant after such adjustment; and (iii) a brief statement of the facts accounting for such adjustment. Promptly, but no later than thirty (30) days of the event requiring the adjustment, the Company will cause a brief summary thereof to be sent by ordinary first class mail to each Warrant Holder at its last address as it shall appear on the registry books for the Warrants maintained by the Company.

         3.5 NO FRACTIONAL SHARES UPON ADJUSTMENT. Upon each adjustment of the Warrant Price pursuant to this Section 3, the total number of Warrant Shares purchasable upon the exercise of each Warrant shall be the nearest whole number equal to such number of Warrant Shares (calculated to the nearest whole share) purchasable at the Warrant Price immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately after such adjustment.

         The form of Warrant need not be changed because of any change in the Warrant Price or in the number of Warrant Shares purchasable upon the exercise of this Warrant pursuant to this Section 3, and Warrants issued after such change may state the same Warrant Price and the same number of Warrant Shares as are stated in this Warrant as issued initially.

         3.6 MINIMUM ADJUSTMENT IN WARRANT PRICE. No adjustment of the Warrant Price shall be made unless such adjustment would require an increase or decrease of at least $.01 in such price; provided that any adjustments which by reason of this Section 3.6 are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment(s) so carried forward, shall require an increase or decrease of at least $.01 in the Warrant Price then in effect hereunder.

         3.7 DEFINITION OF COMMON STOCK. As used in this Section 3, the term "Common Stock" shall mean and include the Company's Common Stock authorized on the date of the original issue of the Warrants and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or have priority in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company; provided however, that the Warrant Shares issuable upon exercise of the Warrants shall include only shares of such class designated in the Company's Certificate of Incorporation as Common Stock on the date of the original issue of the Warrants or (A) in the case of any reclassification, capital reorganization, change, consolidation, merger, sale or conveyance of the character referred to in Section 3.4 hereof, the stock, securities or property provided for in such section or (B) in the case of any reclassification, capital reorganization or change in the outstanding shares of Common Stock issuable upon exercise of the Warrants as a result of a subdivision or combination or consisting of a change in par value, or from par value to no par value, or from no par value to par value, such shares of Common Stock as so reclassified, reorganized or changed.

         3.8      WRITTEN NOTICE OF CERTAIN EVENTS. In case:

                  (a) the Company shall authorize the issuance to all holders of Common Stock of rights or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights or warrants; or

                  (b) the Company shall authorize the distribution to all holders of Common Stock of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of earned surplus or dividends payable in Common Stock); or

                  (c) of any consolidation, merger or Acquisition for Cash to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization or any reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

                  (e) of any proposed filing of a registration statement under the 1933 Act in connection with a primary public offering of the Company's Common Stock (the "Registration Event"); or

                  (f) the Company proposes to take any other action which would require an adjustment of the Warrant Price pursuant to Section 3 hereof;

Then the Company shall cause to be given to the Warrant Holders, at least twenty (20) calendar days prior to the applicable dates hereinafter specified in this paragraph, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any rights, warrants or distribution are to be determined or (ii) the date on which any consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up or Registration Event is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange the shares for securities or other property, if any, deliverable upon the consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up. The failure to give the notice required by this Section 3.8 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up or the vote upon any action.

SECTION 4         OTHER PROVISIONS RELATING TO RIGHTS OF WARRANT HOLDER

         4.1 NO STOCKHOLDER RIGHTS. The Warrant Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of shares of Common Stock for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Warrant Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to action by the Company (whether upon any recapitalization, issue of shares, reclassification of shares, consolidation, merger, conveyance, increase in authorized shares or otherwise), receive notice of meetings or other action affecting stockholders (except for notices provided for in this Warrant), receive dividends or subscription rights, or otherwise until this Warrant shall have been exercised as provided herein and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable as provided in Section 2, at which time the person or persons in whose name or names the certificate or certificates for the Warrant Shares being purchased are to be issued shall be deemed the holder or holders of record of such shares for all purposes; provided that any such exercise on any date when the stock transfer books of the Company shall be closed shall cause the person or persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and this Warrant shall not be deemed to have been exercised, in whole or in part as the case may be, until such next succeeding day on which stock transfer books are open for the purpose of determining entitlement to dividends on such shares of Common Stock, and such exercise shall be at the actual Warrant Price in effect at such date.

         4.2 LOST, STOLEN WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, upon presentation by the Warrant Holder of an affidavit (but without the requirement of an indemnity bond) the Company shall issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant, which shall thereupon become void.

         4.3 RESERVATION OF COMMON STOCK. The Company covenants and agrees that at all times it shall reserve and keep available for the exercise of this Warrant such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Warrant.

                  (a) Prior to the issuance of any shares of Common Stock upon exercise of this Warrant, the Company shall secure, to the extent possible, the listing of such shares of Common Stock upon any securities exchange upon which the shares of Common Stock are then listed.

                  (b) The Company covenants that all shares of Common Stock issued on exercise of this Warrant will, when issued and paid for as provided herein, be validly issued, fully paid, non-assessable and free of preemptive rights.

         4.4 NO FRACTIONAL SHARES. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share in connection with the exercise of this Warrant, and in any case where the Warrant Holder would, except for the provisions of this
Section 4.4, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Company shall upon the exercise of this Warrant and receipt of the Warrant Price, issue the largest number of whole shares purchasable upon exercise of this Warrant. The Company shall not be required to make any cash or other adjustment in respect of such fraction of a share to which the Warrant Holder would otherwise be entitled. The Warrant Holder, by the acceptance of this Warrant, expressly waives his right to receive a certificate for any fraction of a share upon exercise hereof.

         4.5 REPRESENTATIONS AND WARRANTIES OF WARRANT HOLDER. The Warrant Holder represents and warrants that (a) it acknowledges that the Warrant and the Warrant Shares have not been registered under the 1933 Act or any state securities laws, (b) the Warrants and the Warrant Shares (unless such Warrants and/or Warrant Shares, as the case may be, are registered under the 1933 Act and applicable state securities laws) are being and will be issued pursuant to an exemption from registration for nonpublic offerings or offerings to one or more accredited investors, (c) that the Warrant Holder is acquiring the Warrant and will acquire the Warrant Shares (unless such Warrants and/or Warrant Shares are registered under the 1933 Act and applicable state securities laws) for investment for its own account and not with a view toward their distribution, (d) the Warrant Holder is experienced in making investments of this nature and has the necessary sophistication to be able to evaluate the merits of this investment and (e) the Warrant Holder will not sell, offer for sale, pledge or otherwise hypothecate the Warrant or the Warrant Shares (unless such shares are registered under the 1933 Act and applicable state securities laws) in the absence of an opinion of counsel reasonably acceptable to the Company, that the sale, offer for sale, pledge or hypothecation of the Warrant and Warrant Shares is exempt from the registration and prospectus delivery requirements of the 1933 Act and applicable state securities laws.

         4.6 REGISTRATION RIGHTS. The Warrant Holder is hereby granted the registration rights set forth in Annex 2 and incorporated by reference hereby.

SECTION 5         TREATMENT OF WARRANT HOLDER

         5.1 Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrant Holder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

SECTION 6         SPLIT-UP, COMBINATION, EXCHANGE, TRANSFER OR LOSS OF WARRANT

         6.1 SPLIT-UP, COMBINATION OR EXCHANGE. This Warrant may be split-up, combined or exchanged for another Warrant or Warrants of like tenor to purchase a like aggregate number of shares of Common Stock. If the Warrant Holder desires to split-up, combine or exchange this Warrant it shall make such request in writing delivered to the Company at its corporate office and shall surrender this Warrant and any other Warrants to be so split-up, combined or exchanged at said office. Upon any such surrender for a split-up, combination or exchange, the

Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrant Holder to purchase upon exercise a fraction of a share of Common Stock.

         6.2      ASSIGNMENT. Any assignment permitted pursuant to Sections
2.7 or 2.8 shall be made by surrender of this Warrant to the Company at its principal office with the form of Assignment attached hereto duly executed. In such event the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the corporate office of the Company together with a written notice signed by the Warrant Holders, specifying the names and denominations in which new Warrants are to be issued.

         6.3 CONDITION TO SPLIT-UP, COMBINATION OR EXCHANGE AND ASSIGNMENT. As a condition to any event specified in Section 6.1 and 6.2 above, unless the Warrants are registered under the 1933 Act and applicable state securities laws, the Company may request and the Warrant Holder agrees to comply with such request, that the Warrant Holder and/or any person or entity to whom any right of the Warrant Holder is to be assigned or transferred, make the representations and warranties set forth in Section 4.5 above and to comply with the conditions of sale, offer, pledge or hypothecation set forth therein.

SECTION 7         REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

         7.1 ORGANIZATION; GOOD STANDING; QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; has all requisite power and authority to own or lease its properties and to carry on its business as now conducted and proposed to be conducted; and is duly qualified or licensed to do business as a foreign corporation in good standing in all jurisdictions in which the conduct of its business requires it to so qualify or be licensed.

         7.2 RESERVATION OF COMMON STOCK. The Common Stock issuable upon exercise of this Warrant has been duly and validly reserved and, when issued in accordance with the provisions of this Warrant, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Common Stock issuable pursuant to this Warrant may be subject to restrictions on transfer under applicable state and/or federal securities laws. The Company covenants and agrees that at all times it shall reserve and keep available for the exercise of this Warrant such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Warrant.

         7.3 AUTHORIZATION. The Company has all requisite power and authority to enter into and perform all of its obligations under this Warrant, to issue the Warrant and to carry out the transactions contemplated hereby. The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, have been duly authorized by all necessary corporate or stockholder action on the part of the Company and this Warrant is not inconsistent with the Company's certificate of incorporation or bylaws, does not contravene any law or governmental rule, regulation or order applicable to it, does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other agreement or instrument to which it is a party or by which it or its assets are bound, and the Warrant constitutes the legal, valid and binding obligation of the Company, and is enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application affecting enforcement of creditors' rights generally and as may be limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

         7.4 GOVERNMENTAL CONSENT. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant, except for the filing of notices pursuant to Regulation D under the 1933 Act and any filing required by applicable state securities laws, which filings will be effective by the time required thereby.

         7.5 CAPITALIZATION. The authorized capital stock of the Company consists of (a) twenty million (20,000,000) shares of Common Stock, $0.01 par value (the "Common Stock"), of which 12,211,174 (as of October 3, 2000) shares are outstanding, (b) five million (5,000,000) shares of Preferred Stock, $0.01 par value per share, of which no shares are issued and outstanding and (c) two hundred thousand (200,000) shares of Series A Participating Preferred Stock, $0.01 par value, of which no shares are issued and outstanding. The Company has reserved 3,476,792 shares of Common Stock for issuance to employees or consultants pursuant to stock plans or other compensatory arrangements to be approved by the Board. Options and warrants to purchase 2,805,465 shares of Common Stock pursuant to such plans and arrangements are presently issued. The Company has issued warrants to purchase four hundred eighty thousand (480,000) shares of Common Stock to the Bond Holders pursuant to the certain Rights Agreement dated as of August 9, 1995. Except as set forth above, there are no options, warrants, agreements, conversion privileges or other rights to purchase any of the Company's authorized and unissued capital stock.

         7.6 PROTECTION OF WARRANT HOLDER'S RIGHTS. The Company will not, by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms hereof, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrant Holder under the Warrants against wrongful impairment. Without limiting the generality of the foregoing, the
Company: (a) will not set nor increase the par value of any Warrant Shares above the amount payable therefor upon such exercise, and (b) will take all actions that are necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of the Warrants.

SECTION 8         OTHER MATTERS

         8.1      INDEMNIFICATION.

                           8.1.1      INDEMNIFICATION BY COMPANY. The Company
agrees to indemnify and hold harmless, to the full extent permitted by law, Warrant Holder and its directors, officers, employees, agents, , controlling persons, and affiliates from and against any losses, claims, damages, or liabilities they may incur arising out of any breach by the Company of any of its representations, warranties, covenants or agreements contained herein or any untrue or alleged untrue statement of material fact contained in any registration statement, or any amendment or supplement thereto ("Registration Statement"), or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any violation of the 1933 Act or the Securities Exchange Act of 1934, as amended, in connection therewith, and will reimburse the Warrant Holder and its directors, officers, employees, agents, partners, members, controlling persons, and affiliates for any legal or other expenses reasonably incurred in connection with investigating or defending any such action or claim as such expenses are incurred.

                           8.1.2      INDEMNIFICATION BY WARRANT HOLDER. In
connection with any Registration Statement in which Warrant Holder is participating, Warrant Holder agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors, officers, employees, agents, controlling persons and affiliates from and against any losses, claims, damages, or liabilities they may incur resulting from any breach by Warrant Holder of any of its representations and warranties contained in Section 4.5 hereof or any untrue statement of material fact required to be stated in the Registration Statement or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by Warrant Holder to the Company specifically for inclusion therein. In no event shall the liability of Warrant Holder hereunder be greater than the dollar amount of net proceeds received by Warrant Holder upon the sale of shares of Common Stock giving rise to such indemnification obligation.

         8.2 SUCCESSORS AND ASSIGNS. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder. Notwithstanding anything to the contrary contained herein, this Warrant shall not be assignable by Warrant Holder except as set forth in Sections 2.7, 2.8 and 6.2 hereof.

         8.3 NOTICES. Notices or demands pursuant to this Warrant to be given or made by the Warrant Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mall, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, as follows:

                  LodgeNet Entertainment Corporation
                  3900 West Innovation Street
                  Sioux Falls, SD  57107-1323
                  Attention:        President
                  Telecopy No.:     (605) 988-1323

                  With a copy to:

                  LodgeNet Entertainment Corporation
                  3900 West Innovation Street
                  Sioux Falls, SD  57107-1323
                  Attention:        General Counsel
                  Telecopy No.:     (605) 988-1323

         Any notice or demand authorized by this Warrant to be given or made by the Company to or on Warrant Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Warrant Holder, as follows:

                  Hilton Hotels Corporation
                  9336 Civic Center Drive
                  Beverly Hills, CA  90210
                  Attention:        General Counsel
                  Telecopy No.:     (310) 278-4321

                  With a copy to:

                  Allen Matkins Leck Gamble & Mallory LLP
                  1999 Avenue of the Stars, Suite 1800
                  Los Angeles, CA  90067
                  Attention:        Mark J. Kelson, Esq.
                  Telecopy No.:     (310) 788-2410

         8.4 CHOICE OF LAW; VENUE. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Delaware. The parties agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of the terms of this Warrant and the enforcement of any and all rights, duties, liabilities, obligations and powers between the parties hereto.

         8.5 ENTIRE AGREEMENT. This Warrant constitutes the full and entire understanding and agreement between the parties regarding the subject matter hereof.

         8.6 WAIVER. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Warrant Holder.

         8.7 NO THIRD PARTY RIGHTS. Nothing in this Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person, corporation or entity other than the Company and the Warrant Holder any right, remedy or claim under promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Company and its successors and of the Warrant Holder and its successors.

         8.8 HEADINGS. The Section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

         IN WITNESS WHEREOF, this Warrant has been duly executed by the Company by its duly authorized officers as of the 9th day of October, 2000.

                                 LODGENET ENTERTAINMENT CORPORATION


                                 By:
                                    ----------------------------
                                 Name:  Scott C. Petersen
                                 Its: President

Attest:


----------------------------
Daniel P. Johnson
Secretary

                                  EXERCISE FORM

TO:
    --------------------------------

         1. The undersigned Holder of the attached original, executed Stock Purchase Warrant hereby elects to exercise its purchase right under such Warrant with respect to ______ Warrant Shares, as defined in the Warrant of LODGENET ENTERTAINMENT CORPORATION (the "Company").

         2. The undersigned Holder

                  (a) elects to pay the aggregate exercise price for such Warrant Shares in the following manner:

                                    (i) by lawful money of the United States or
                           the enclosed certified check or postal or express money order payable in United States dollars to the order of the Company in the amount of $____________;

                                    (ii) by wire transfer of United States funds
                           to the account of the Company in the amount of $_____________, which transfer has been made before or simultaneously with the delivery of this Exercise Form pursuant to the instructions of the Company;

                                    (iii) by the cancellation of indebtedness of
                           the Company to the undersigned Holder in the amount of $____________;

                                    (iv) by the combination of the foregoing
                            indicated above or on the attached sheet;

                                       or

                  (b) elects to exercise such Warrant for _____________ Warrant Shares pursuant to the Net Issuance Exercise provisions of Section 2.3(b) of the Warrant of the Company.

         3. Please issue a stock certificate or certificates representing the appropriate number of Warrant Shares in the name of the undersigned or in such other names as is specified below:

Name:                               Date:
     ---------------------------         -----------------------------------
Address:
        ------------------------

--------------------------------
Tax Identification No.:             NOTE: The signature of the Warrant Holder
                        --------    must conform in all respects to the name of
                                    the Warrant Holder as specified on the face
                                    of the Warrant, without alteration,
HOLDER:                             enlargement or any change whatsoever.
       ------------------------
By:
    ---------------------------
Its:
    ---------------------------

                                   ASSIGNMENT
                       (TO BE SIGNED ONLY UPON ASSIGNMENT)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________ the right to purchase ____________ shares of
Common Stock evidenced by the within Warrant, and appoints
________________________ to transfer the same on the books of _________________
with the full power of substitution in the premises.


Date:
       -------------------          --------------------------------------------
                                    NOTE: The signature of the Warrant Holder must conform in all respects to the name of the Warrant Holder as specified on the face of the Warrant without alteration, enlargement or any change whatsoever.

                                     ANNEX 1

                                CHANGE OF CONTROL

A Change of Control shall mean the occurrence of any of the following:

                  (1) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company or any of its affiliates), is or becomes the "beneficial owner" (as defined in Rule 1 3d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company) representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

                  (2) if the individuals who at the Issuance Date constitute the Board of Directors of the Company (the "Board"), and any new director whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the Board then still in office who either were members of the Board at the Issuance Date or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

                  (3) a merger or consolidation of the Company with or the sale of the Company to any other entity and, in connection with such merger, consolidation or sale, individuals who constitute the Board immediately prior to the time any agreement to effect such merger or consolidation is entered into fail for any reason to constitute at least a majority of the board of directors of the surviving corporation following the consummation of such merger or consolidation; or

                  (4) the liquidation or dissolution of the Company or the sale or disposition by the Company of all or substantially all of the Company's assets to an entity not controlled by the Company; or

                  (5) the Company commences a voluntary case or similar proceeding under the U.S. Bankruptcy Code or under any other applicable federal or state bankruptcy, insolvency or similar law now or hereafter in effect (collectively, "Insolvency Laws"); the Company consents to or takes any other action that would reasonably be expected to result in the entry of an order for relief under any Insolvency Law; the Company consents to the conversion of an involuntary case or similar proceeding to a voluntary case or similar proceeding under any Insolvency Law; or the Company consents to the appointment or taking of possession by a receiver, trustee or other custodian of all or a substantial part of the Company's property or otherwise making any assignment for the benefit of the Company's creditors.

                                     ANNEX 2

                               REGISTRATION RIGHTS

SECTION 1 CERTAIN DEFINITIONS. Terms not otherwise defined herein shall have the meanings set forth in the Warrant. As used in this Annex 2, the following terms shall have the following respective meanings:

         "Blue Sky Laws" shall mean state securities laws and applicable regulations.

         "Business Days" means any day on which commercial banks are not authorized or required to close in Los Angeles, California.

         "Commission" means the Securities and Exchange Commission or any other similar or successor agency of the United States government administering the Securities Act.

         "Common Stock" means the Company's authorized Common Stock, par value $0.01 per share.

         "Form-S-3" shall mean such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

         "Holder" means Warrant Holder and any permitted transferee or assignee of Warrant Holder.

         "Initiating Holder" means Holders holding, in the aggregate, not less than a majority of the Restricted Securities then outstanding who join in a request referred to in Section 2.1.

         "Issuance Date" means the date the Warrant is issued by the Company.

         "Offering" with respect to any of the Company's securities means the registration of such securities, whether underwritten or not, for sale to the public.

         "Person" means a corporation, an association, a trust, a partnership, a joint venture, an organization, a business, a limited liability company, an individual, a government or political subdivision thereof or a governmental body.

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the Offering of any portion of the Restricted Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

         "Registration Statement" means any registration statement which covers any of the securities of Holder pursuant to the provisions of this Annex, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement and the terms "register," "registered" and "registration" refer to the registration effected by preparing and filing a Registration Statement or similar document.

         "Restricted Securities" means (a) this Warrant, (b) the Warrant Shares, and (c) and any securities issued or issuable with respect to the Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, reclassification or other reorganization or distribution; provided, however, that a security shall cease to be a Restricted Security at such time as (i) it has been effectively registered under the Securities Act and can be sold in accordance with the Registration Statement covering it, (ii) it is distributed to the public pursuant to Rule 144 or Rule 144A (or any similar provisions then in force) under the Securities Act or (iii) it has otherwise been transferred and a new certificate or other evidence of ownership for it not bearing a restrictive legend and not subject to any stop transfer order lawfully has been delivered by or on behalf of the Company and no other restriction on transfer exists.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         "Selling Stockholder" means any Person whose Restricted Securities are being registered pursuant to Section 2.1, Section 2.2 or Section 2.3.

         "Trading Day" means any day on which trading occurs on the New York Stock Exchange.

         OTHER DEFINITIONS. the following terms shall have the meaning ascribed to them in the sections indicated below:

           DEFINITION                                       SECTION
           ----------                                       -------
           "Controlling Person"                             6.1
           "Demand Notice"                                  2.1
           "Demand Registration Statement"                  2.1
           "Other Stockholder"                              2.1
           "Other Shares"                                   2.1
           "Piggyback Notice"                               2.2
           "Piggyback Registration Statement"               2.2
           "Registration Expenses"                          5


SECTION 2         REGISTRATION RIGHTS.

         2.1 DEMAND REGISTRATION. The Initiating Holders may at any time by written notice to the Company (the "Demand Notice"), request that the Company file, and the Company shall file, a Registration Statement on a specified date no later than 60 days following such request, covering the Restricted Securities specified in Demand Notice with an anticipated aggregate offering price (net of underwriting discounts and commissions) of Five Million Dollars

($5,000,000) or more by the Initiating Holders on such form as shall be appropriate under the Securities Act (a "Demand Registration Statement"). The Company shall use its best efforts to cause such Demand Registration Statement to be declared effective on the date requested by the managing underwriter for the Offering, or, if such Offering is not underwritten, as soon as practicable after the filing thereof with the Commission, and shall keep such Demand Registration Statement effective for so long as the Offering has not been completed (but in no event longer than 180 days from the effective date of such Demand Registration Statement unless such period is extended in accordance with Section 4(o)).

         Any other Person entitled to participate in a Demand Registration Statement ("Other Stockholders") and the Company shall be permitted to register equity securities of the Company in any Demand Registration Statement or to participate in the Offering, but only as provided in this subparagraph, by requesting that securities of the same class as the Restricted Securities be included in the Demand Registration Statement for sale in the Offering on the following terms and conditions:

                  (a) Each such Other Stockholder and/or the Company must give written notice of such election to the Holder and the Company, in the case of Other Stockholders within 15 days of the date the Demand Notice was given to the Company such notice to specify the number of shares proposed to be sold by each Other Stockholder and/or the Company in the Offering (the "Other Shares");

                  (b) Each such Other Stockholder and/or the Company must agree to sell such Other Shares on the same basis provided in the underwriting arrangements approved by the Holder and to timely complete and execute all questionnaires, powers of attorney, indemnities, hold-back agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements or by the Commission or by any state securities regulatory body;

                  (c) If the managing underwriter of the Offering determines, after consultation with the Selling Stockholders, that inclusion of all or any portion of the Other Shares in the Offering would adversely affect the marketability of the Restricted Securities to be sold in the Offering, the number of Other Shares that may be sold by each Other Stockholder and/or the Company in the Offering shall be limited to such number of Other Shares that the managing underwriter determines may be included therein without such an adverse effect. In such event, the number of Other Shares that may be sold in the Offering shall be allocated pro rata among each Other Stockholder and the Company based upon the respective number of Other Shares sought to be included in such Offering; and

                  (d) If any Other Stockholder and/or the Company desires to withdraw their Other Shares from the Demand Registration Statement, they may only do so during the time period and on the terms to be determined by the Holder, the Company and the underwriters.

         Notwithstanding anything contained in this Section 2.1 to the contrary, the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 2.1 after the Company has effected a total of three (3) registrations, but no more than two (2) registrations in any calendar year, and such registrations have been declared or ordered effective. In addition, notwithstanding anything contained in this Section
2.1 to the contrary, the Company may delay the registration of the Restricted Securities to which a Demand Notice relates if upon receipt of such Demand Notice (i) the Company notifies the Holder that it is contemplating filing a Registration Statement within 90 days of such demand (which shall not affect the Holder's other rights hereunder, including without limitation the Holder's rights under Section 2.2 below) or (ii) the Company notifies Holder that in the good faith judgment of the Company a material event has occurred that has not been publicly disclosed and if disclosed would have a material adverse effect on the Company. In the case of clause (i) of this paragraph, the Company shall use its best efforts, as soon as practical, upon the first to occur of the abandonment of such contemplated Registration Statement or the expiration of such 90 day period, to register the Restricted Securities to which a Demand Notice relates, unless such Demand Notice is withdrawn. In the case of clause (ii) of this paragraph, the Company may not delay the filing of the Demand Registration Statement for more than 90 days from the time of the demand unless such Demand Notice is withdrawn. The Company cannot exercise the rights of postponement set forth above more than once in any 12 month period. If there is a postponement under either clause (i) or (ii) above, the Demand Notice may be withdrawn by notice to the Company. In such case, no demand shall have been made for the purposes of the second sentence of this Section 2.1.

         2.2 "PIGGYBACK" REGISTRATION RIGHTS. If at any time, or from time to time, the Company shall determine to register any shares of its capital stock of the same class as the Restricted Securities (or securities convertible into or exchangeable or exercisable for shares of such class) for its own account or for the account of any stockholder, other than a registration relating solely to the sale of securities to participants in a Company stock option or employee benefit plan or a registration, on a form that does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of the Restricted Securities, the holders of Restricted Securities shall be entitled to include Restricted Securities in such registration (a "Piggyback Registration") and related underwritten Offering, if any, on the following terms and conditions:

                  (a) The Company shall promptly give written notice of such determination to each Holder of Restricted Securities (a "Piggyback Notice") and each such holder shall have the right to request, by written notice given to the Company within 15 days of the date the Piggyback Notice was given by the Company to such holder, that a specific number of Restricted Securities held by such holder be included in the Piggyback Registration Statement and related underwritten Offering, if any;

                  (b) If the Piggyback Registration Statement relates to an underwritten Offering, the Piggyback Notice shall specify the name of the managing underwriter for such Offering. The Piggyback Notice shall also specify the number of securities to be registered for the account of the Company and for the account of any Stockholder;

                  (c) If the Piggyback Registration Statement relates to an underwritten Offering, each Selling Stockholder must agree to sell such Person's Restricted Securities on the same basis provided in the underwriting arrangements approved by the Company and to timely complete and execute all questionnaires, powers of attorney, indemnities, holdback agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements or by the Commission;

                  (d) If the managing underwriter Offering under the Piggyback Registration Statement determines that inclusion of all or any portion of the Restricted Securities in such Offering would adversely affect the ability of the underwriter for such Offering to sell all of the securities requested to be included for sale in such Offering, the number of shares that may be sold in such Offering shall be allocated first to the Company, (or, if the Offering is being made principally for the account of another Person, to such Person) and thereafter pro rata among the Selling Stockholders and to any other stockholder holding applicable preexisting contractual registration rights based upon the respective number of shares sought by each to be included in the Offering; provided, however, that if the Piggyback Registration Statement results from the Company's exercise of its rights pursuant to clause (i) of the last paragraph of Section 2.1, the number of shares that may be sold in such Offering shall be allocated first to the Company (or, if the Offering is being made principally for the account of another Person, to such Person) and the Selling Stockholders based upon the respective number of shares sought by each to be included in the Offering; and

                  (e) Selling Stockholders shall have the right to withdraw their Restricted Securities from the Piggyback Registration Statement, but if the same relates to an underwritten Offering, they may only do so during the time period and on terms agreed upon among the underwriters for such underwritten Offering and the holders of Restricted Securities.

Notwithstanding the foregoing, the Company shall, on 5 Business Days notice to the Selling Stockholders, have the right to withdraw any Piggyback Registration Statement filed pursuant to this Section 2.2 at any time prior to the effective date thereof.

         2.3 FORM S-3 REGISTRATION. If the Company shall receive from any Holder(s) a written request or requests that the Company effect a registration on Form S-3 (or any successor form) and any related qualification or compliance with respect to all or a part of the Restricted Securities owned by such Holder or Holders, the Company will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Restricted Securities as are specified in such request, together with all or such portion of the Restricted Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.3: (l) if the Company is not qualified to use Form S-3; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Restricted Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less five hundred thousand dollars ($500,000); (3) if the Company notifies the Holders that in the good faith judgment of the Company a material event has occurred that has not been publicly disclosed and if disclosed would have a material adverse effect on the Company, in which event the Company shall have the right to defer the filing of the Form S-3 Registration Statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.3; provided, however, that the Company shall not utilize this right more than once in any twelve (12)-month period; (4) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (5) more than once in any twelve (12)-month period; (6) if the Company, within twenty (20) days of the receipt of a request of any Holder or Holders requesting registration under this Section 2.3, gives notice of its bona fide intention to effect the filing of a Registration Statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a Registration Statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Restricted Securities); or (7) within a six (6)-month period immediately following the effective date of any Registration Statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to a stock option or other employee benefit plan).

                  (c) Subject to the foregoing, the Company shall file a Registration Statement covering the Restricted Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 2.3 shall not be counted as demands for registration or registrations effected pursuant to Section 2.1.

         2.4 SELECTION OF UNDERWRITERS. If the Restricted Securities covered by the Demand Registration Statement are to be sold in an underwritten Offering, the managing underwriter of such Offering shall be designated by the Company, which underwriter shall be reasonably acceptable to the Holder. Alternatively, if the Restricted Securities included in a Piggyback Registration Statement are to be sold in an underwritten Offering, the managing underwater of such Offering shall be designated by the Company or such other Person as may be initiating the Offering pursuant to contractual registration rights.

         2.5 INFORMATION BY HOLDER. Each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request and shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2.

SECTION 3         HOLDBACK AGREEMENTS.

         3.1 RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. The Company agrees not to effect any public or private sale or distribution of securities of the same class as the Restricted Securities, or convertible into or exchangeable or exercisable for securities of the same class as the Restricted Securities, including a sale pursuant to Regulation D under the Securities Act, during the 15-day period prior to, and during the 30-day period beginning on the closing date of an Offering made pursuant to Section
2.1 or Section 2.3 herein, excluding any securities issued pursuant to any employee stock option or similar employee equity incentive program of the

Company approved by the Company's Board of Directors. Any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities of the same class as the Restricted Securities, or convertible into or exchangeable or exercisable for securities of the same class as the Restricted Securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during such period; provided, however, that such restriction shall not be required to be contained in any agreement entered into after the date of this Agreement with any holder or purchaser of two hundred fifty thousand (250,000) shares or more of the same class as the Restricted Securities, or convertible into or exchangeable or exercisable for securities of the same class as the Restricted Securities.

         3.2 RESTRICTIONS ON PUBLIC SALE BY HOLDERS OF RESTRICTED SECURITIES. Each Selling Stockholder in a Piggyback Registration Statement filed by the Company under Section 2.2 for sale in an underwritten Offering agrees, if requested by the Company or the managing underwriter of such Offering, not to effect any public sale or distribution of securities of the same class (or securities exchangeable or exercisable for or convertible into securities of the same class) as the Restricted Securities included in the Piggyback Registration Statement, including a sale pursuant to Rule 144 or Rule 144A of the Securities Act (except as part of such underwritten Offering), during the 15-day period prior to, and during the 30-day period (or shorter period requested by the underwriter) beginning on the closing date of such Offering, to the extent timely notified in writing by the Company or the managing underwriter.

SECTION 4 REGISTRATION PROCEDURES. In connection with the Company's registration obligations pursuant to Section 2 hereof, the Company will use its best efforts to effect such registration to permit the sale of the Restricted Securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as promptly as practicable:

                  (a) as soon as reasonably practicable before filing a Registration Statement or Prospectus or any amendments or supplements thereto, but in no event later than 3 Business Days before filing such Registration Statement or Prospectus or any amendment or supplement thereto (other than any amendment or supplement which is automatically and solely made as a result of incorporation by reference of documents filed with the Commission subsequent to the filing of such Registration Statement), furnish to the Selling Stockholders and the underwriters, if any, copies of all such documents substantially in the form that the Company intends such documents to be filed, which documents will be subject to the review of such Selling Stockholders and underwriters (and their respective counsel), and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the Selling Stockholders or the underwriters, if any, shall reasonably object; except that if the Registration Statement is a Piggyback Registration Statement relating to an underwritten Offering and the underwriters do not agree with such objection by the Selling Stockholders and such Selling Stockholders are permitted to withdraw their Restricted Securities from such Offering, the Company can file the Piggyback Registration Statement notwithstanding such objection by such Selling Stockholders;

                  (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration

Statement as may be necessary to keep the Registration Statement effective for the applicable time period required herein; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Selling Stockholders set forth in such Registration Statement or Prospectus supplement;

                  (c) promptly notify the Selling Stockholders and the managing underwriters, and (if requested by any such Person) confirm such advice in writing, (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by paragraph (1) below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Restricted Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (6) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

                  (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

                  (e) if requested by the managing underwriters or the Selling Stockholders, immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and/or the Selling Stockholders agree should be included therein relating to the sale of the Restricted Securities, including, without limitation, information with respect to the number of Restricted Securities being sold to such underwriters or other Persons, the purchase price being paid therefor by such underwriters or other Persons and any other terms of the distribution of the Restricted Securities to be sold in such Offering including, if applicable, any required disclosure of arrangements with underwriters; and make all required filings of such Prospectus supplement or post-effective amendment as promptly as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (f) furnish to each Selling Stockholder and each managing underwriter without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                  (g) deliver to each Selling Stockholder and the underwriters without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the Selling Stockholders and the underwriters in connection with the Offering and sale of the Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                  (h) prior to any Offering of Restricted Securities covered by a Registration Statement under Section 2, register or qualify or cooperate with the Selling Stockholders, the underwriters and their respective counsel in connection with the registration or qualification of such Restricted Securities for offer and sale under the securities or Blue Sky Laws of such jurisdictions as any Selling Stockholder or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Restricted Securities covered by the Registration Statement, except that the Company shall not be required to take any actions under this subparagraph (h) if such actions would require it to submit to the general taxation of such jurisdiction or to file therein any general consent to service of process, unless the Company is already subject to taxation or such service and except as may be required by the Securities Act or to qualify to do business in such jurisdiction;

                  (i) use its best efforts to cause the Restricted Securities covered by the Registration Statement to be registered with or approved by such governmental agencies or authorities other than the Commission and state securities regulatory bodies as may be necessary to enable the Selling Stockholders thereof or the underwriters to consummate the disposition of such Restricted Securities;

                  (j) cooperate with the Selling Stockholders and the managing underwriter to facilitate the timely preparation and delivery of certificates representing Restricted Securities to be sold which do not bear any restrictive legends, and cause such Restricted Securities to be in such denominations and registered in such names as the managing underwriter may request at least 2 business days prior to any sale of Restricted Securities to the underwriters;

                  (k) upon the occurrence of any event contemplated by paragraph (c)(6) above, promptly prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (l) (A) make such representations and warranties to the Selling Stockholders and the underwriters as are customarily made by issuers to underwriters in primary underwritten offerings (or as may be requested by the underwriters); (B) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions shall be reasonably satisfactory to the Selling Stockholders); (C) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily requested in "cold comfort" letters by underwriters in connection with primary underwritten offerings (or as may be requested by the underwriters) and to use its best efforts to obtain such a letter for the Selling Stockholders or to obtain a letter from such accountants authorizing the Selling Stockholders to rely on such "cold comfort" letter; (D) if an underwriting agreement is entered into, ensure that the same shall set forth in full the indemnification provisions and procedures of Section 6 hereof with respect to the Company and the Selling Stockholders; and (E) deliver such documents and certificates as may be requested by the Selling Stockholders and the managing underwriter to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company with the Selling Stockholders. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

                  (m) make available for inspection by the Selling Stockholders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by the Selling Stockholders or managing underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees be available to discuss and to supply all information reasonably requested by any such representative, underwriter, attorney or accountant (or their respective representatives) in connection with the Registration Statement; provided, that all such records, information or documents shall be kept confidential by such Persons unless filed with, described in, or incorporated by reference in the Registration Statement or otherwise generally known to the public;

                  (n) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and state securities regulatory bodies; and

                  (o) Keep such registration effective for a period of one hundred eighty (180) days or until the Holder or Holders have completed the distribution described in the Registration Statement relating thereto, whichever first occurs; provided, however, that (i) such one hundred eighty
(180) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company and (ii) in the case of any registration of Restricted Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred eighty (180) day period shall be extended, if necessary, to keep the Registration Statement effective until all such Restricted Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (A) includes any prospectus required by Section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the incorporation by reference of information required to be included in (A) or (B) above to be contained in periodic reports filed pursuant to section 13 or 15(d) of the Exchange Act in the Registration Statement.

         Each Selling Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subparagraph (c)(6) hereof, such holder will forthwith discontinue disposition of Restricted Securities under the Prospectus related to the applicable Registration Statement until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by subparagraph (k) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental Flings which are incorporated by reference in the Prospectus.

SECTION 5 REGISTRATION EXPENSES. All expenses incident to the Company performance of or compliance with this Agreement (other than underwriting discounts and commissions), including without limitation all registration and filing fees, fees and expenses of compliance with securities or Blue Sky Laws, securities messenger, telephone and delivery expenses, and fees and disbursements of Company counsel and of independent certified public accountants of the Company (including the expenses of any special audit required by or incident to such performance), will be borne by the Company. The Company will also pay its internal expenses, the expense of any annual audit and the fees and expenses of any Person retained by the Company. In addition, the Company agrees to pay all reasonable fees and disbursements of one counsel to the Holder and all other reasonable out of pocket expenses of the Holder in connection with the Holder's participation in any Offering pursuant to this Agreement; provided, however, that the Company shall not be required to pay for any expenses if any registration request is subsequently withdrawn at the request of the Holder (in which case the Holder shall bear the expenses, unless the Holder agrees to forfeit their right to one (1) demand registration pursuant to Section 2.1). All such expenses are referred to herein as "Registration Expenses.

SECTION 6         INDEMNIFICATION AND CONTRIBUTION.

         6.1 INDEMNIFICATION BY THE COMPANY. To the extent permitted by law, the Company agrees to indemnify and hold harmless each Holder of Restricted Securities, its officers, directors and employees and each Person who controls such Person (within the meaning of Section 16 of the Securities
Act) (each, a "Controlling Person") from and against any and all losses, claims, damages and liabilities (including any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which such holder may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any violation by the Company of the Securities Act or the Exchange Act, or other federal or state law applicable to the Company and relating to any action or inaction required of the Company in connection with such registration, and shall reimburse such holder or such officer, director, employee or Controlling Person for any legal or other expenses incurred by such Person in connection with investigating or defending any such loss, claim, damage or liability; provided, however, that the Company shall not be liable to a Selling Stockholder in any such case only to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary Prospectus, Prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use therein or with respect to amounts paid in settlement of any such loss, claim, damage, liability or action of such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Stockholder or such officer, director, employee or Controlling Person, and shall survive the transfer of such securities by such Selling Stockholder. The Company will also indemnify any underwriter and shall reimburse such indemnified Person for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage or liability and each Person who controls such underwriter (within the meaning of the Securities Act) to the same extent customarily requested by such Persons in similar circumstances.

         6.2 INDEMNIFICATION BY HOLDER OF RESTRICTED SECURITIES. To the extent permitted by law, each Selling Stockholder whose Restricted Securities are included in the securities as to which such registration is being effected which is a part of a Registration Statement by exercising such registration rights agrees to indemnify and hold harmless the Company, its officers, directors, employees, Controlling Persons, any underwriter and each other Selling Stockholder whose Restricted Securities are sold under the Prospectus which is a part of such Registration Statement (and such Selling Stockholder's officers, directors, employees and Controlling Persons), under the same circumstances as the foregoing indemnity from the Company to each Selling Stockholder to the extent, but only to the extent, that such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement of a material fact or omission of a material fact that was made in the Prospectus, the Registration Statement, or any amendment or supplement thereto, in reliance upon and in conformity with written information relating to such holder furnished to the Company by such holder expressly for use in connection with such registration and shall reimburse the Company, its directors, officers, employees, Controlling Persons and underwriters for any legal or other expenses incurred by the Company or such Persons in connection with investigating or defending any such loss, claim, damage or liability. In no event shall the aggregate liability of any Selling Stockholder exceed the amount of the net proceeds received by such Selling Stockholder upon the sale of the Restricted Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or such officer, director, employee or Controlling Person, and shall survive the transfer of such securities by such Selling Stockholder. The Company and the Selling Stockholders shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as customarily furnished by such Persons in similar circumstances.

         6.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim if representation by the retained counsel would be inappropriate due to actual or potential conflicts of interest but the fees and expenses of such counsel shall be at the expense of such Person and not of the indemnifying party unless (a) the indemnifying party has agreed to pay such fees or expenses, or
(b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person, or (c) in the reasonable judgment of the Person to be indemnified, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by all claimants or plaintiffs to such indemnified party of a release from all liability in respect to such claim or litigation. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim. As used in this Section 6.3, the terms "indemnifying party," "indemnified party" and other terms of similar import are intended to include only the Company (and its officers, directors, employees and control persons as set forth above) on the one hand, and the holders of the Restricted Securities (and their officers, directors, employees and control persons as set forth above) on the other hand, as applicable.

         6.4 CONTRIBUTION. If for any reason the indemnification provided for in Section 6.1 or Section 6.2 is held by a court of competent jurisdiction to be unavailable to a party for which indemnification is provided for in Section 6.1 or Section 6.2 or is insufficient to hold it harmless as contemplated by Section 6.1 and Section 6.2, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, determined by reference to whether the untrue statement of a material fact or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Holder, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, PROVIDED, that no indemnifying Holder shall be required to contribute an amount greater than the dollar amount of the net proceeds received by such indemnifying Holder with respect to the sale of the Restricted Securities giving rise to such indemnification obligation less any amounts otherwise paid or payable by such indemnifying Holder as damages, penalties or otherwise in connection with such matter. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

SECTION 7 RULE 144 AND 144A. The Company covenants that it will file, on a timely basis, all reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such further action as any holder of Restricted Securities may request, all to the extent required from time to time to enable such holder to sell Restricted Securities without registration under the Securities Act within the limitation of the conditions provided by (a) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Restricted Securities, the Company will deliver to such holder a written statement verifying that it has complied with such information and requirements.

SECTION 8 NO INCONSISTENT AGREEMENTS; LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. The Company has not previously and shall not in the future enter into any agreement, arrangement or understanding with respect to its securities with any Holder or prospective holder of the Company's securities which agreement is in conflict with the provisions thereof.